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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): January 22, 2009
MarketAxess Holdings Inc.

(Exact name of registrant as specified in its charter)

Delaware	0-50670	52-2230784

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

140 Broadway, 42nd Floor New York, New York 10005

	(Address of principal executive offices)	(Zip Code)

(212) 813-6000

Registrant’s telephone number, including area code

(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangement of Certain Officers
Approval of New Form of Restricted Stock Agreement
     On January 22, 2009, the Compensation Committee (the “Compensation Committee”) of the Board of Directors of MarketAxess Holdings Inc. (the “Company”), pursuant to the Company’s 2004 Stock Incentive Plan (Amended and Restated effective April 28, 2006) (the “2004 Plan”), approved a new form of Restricted Stock Agreement for use in connection with grants of shares of restricted stock made as of and following such date under the 2004 Plan to Richard M. McVey, the Company’s Chief Executive Officer, and T. Kelley Millet, the Company’s President. A copy of such form of Restricted Stock Agreement is attached hereto as Exhibit 10.1 and incorporated by reference herein. For grants of shares of restricted stock to executive officers other than Messrs. McVey and Millet the Company will continue to use the form of Restricted Stock Agreement attached as Exhibit 10.3 to the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission on January 18, 2008.
Approval of Restricted Stock Grants
     On January 22, 2009, the Compensation Committee approved grants of restricted stock under the 2004 Plan to the following named executive officers of the Company, which grants were made on January 22, 2009:

Number of Shares of
Name of Executive Officer	Restricted Common Stock
Richard M. McVey	178,115
T. Kelley Millet	86,774
Nicholas Themelis	59,372
James N.B. Rucker	20,552
     The grants to Messrs. McVey and Millet were made subject to the terms of the form of Restricted Stock Agreement attached hereto as Exhibits 10.1. The grants to Messrs. Themelis and Rucker were made subject to the terms of the form of Restricted Stock Agreement attached as Exhibit 10.3 to the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission on January 18, 2008.
     The shares of restricted stock granted to the executive officers vest in three installments, with 34% of the shares vesting on January 15, 2010 and 33% of the shares vesting on each of January 15, 2011 and 2012, in each case subject to the continued employment of the applicable executive officer through the vesting date. In addition, the grants to Messrs. McVey and Millet provide that in the event of a termination of the executive’s employment by the Company without cause or by the executive for good reason, the lesser of (i) 29,686 shares, in the case of Mr. McVey, or 14,463, in the case of Mr. Millet, or (ii) all of the remaining unvested shares of restricted stock will vest.

Item 9.01 Financial Statements and Exhibits
(d)	Exhibits:
10.1	Form of Restricted Stock Agreement Pursuant to the MarketAxess Holdings Inc. 2004 Stock Incentive Plan (Amended and Restated effective April 28, 2006) for use in connection with grants of restricted stock to Messrs. McVey and Millet.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MARKETAXESS HOLDINGS INC.
Date: January 23, 2009	By:	/s/ Richard M. McVey
		Name:	Richard M. McVey
		Title:	Chief Executive Officer

EXHIBIT INDEX

Exhibit

10.1	Form of Restricted Stock Agreement Pursuant to the MarketAxess Holdings Inc. 2004 Stock Incentive Plan (Amended and Restated effective April 28, 2006) for use in connection with grants of restricted stock to Messrs. McVey and Millet.

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